UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2020 (March 11, 2020)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13696	31-1401455
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive, West Chester, Ohio 45069

(Address of principal executive offices, including zip code)

(513) 425-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 Par Value	AKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on December 2, 2019, AK Steel Holding Corporation, a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cleveland-Cliffs Inc., an Ohio corporation (“Cliffs”), and Pepper Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Cliffs (“Merger Sub”). On March 13, 2020, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”), with the Company being the surviving company in the Merger and becoming a direct, wholly owned subsidiary of Cliffs.

The description of the Merger Agreement and the related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on December 4, 2019 and is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Background of the Tender Offers

On February 26, 2020, the Company and Cliffs announced that, in connection with the Merger, Cliffs had commenced offers to purchase for cash (each, a “Tender Offer” and collectively, the “Tender Offers”) any and all outstanding 7.625% Senior Notes due 2021 (the “2021 Notes”) and 7.50% Senior Secured Notes due 2023 (the “2023 Notes” and, together with the 2021 Notes, the “Notes”) of AK Steel Corporation, a wholly owned subsidiary of the Company (“AK Steel”). In conjunction with the Tender Offers, AK Steel has solicited consents (each, a “February Consent Solicitation” and, collectively, the “February Consent Solicitations”) to adopt proposed amendments to each of the indentures governing the Notes to eliminate certain of the covenants, restrictive provisions and events of default from such indentures and, with respect to the 2023 Notes, release the liens securing such Notes (collectively, the “Proposed Amendments”). The February Consent Solicitations were conducted pursuant to the terms of, and subject to the conditions set forth in, an offer to purchase and consent solicitation statement, dated February 26, 2020 (as amended or supplemented from time to time, the “Offer to Purchase and Consent Solicitation Statement”).

On March 10, 2020, the Company and Cliffs announced that, in connection with the Tender Offers by Cliffs and the February Consent Solicitations by AK Steel, AK Steel had received, on March 10, 2020, the requisite consents to adopt the Proposed Amendments to amend (i) the indenture, dated May 11, 2010 (the “Base 2021 Notes Indenture”), among AK Steel, the Company, as parent guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that certain Fifth Supplemental Indenture, dated September 16, 2014 (the “Fifth Supplemental Indenture”), among AK Steel, the Company, AK Tube LLC (“AK Tube”) and AK Steel Properties, Inc. (“AK Steel Properties”), as subsidiary guarantors, and the Trustee, and as further supplemented by that certain Sixth Supplemental Indenture, dated July 27, 2016 (the “Sixth Supplemental Indenture” and, together with the Base 2021 Notes Indenture and the Fifth Supplemental Indenture, the “2021 Notes Indenture”), among AK Steel, Mountain State Carbon, LLC (“MSC” and, together with AK Tube and AK Steel Properties, the “Subsidiary Guarantors”), as a subsidiary guarantor, and the Trustee, governing the 2021 Notes, and (ii) the Indenture, dated June 20, 2016 (as amended or supplemented from time to time, the “Base 2023 Notes Indenture”), among AK Steel, the Company, the Subsidiary Guarantors and the Trustee, as trustee and collateral agent, governing the 2023 Notes.

Entry into Supplemental Indentures

On March 11, 2020, AK Steel and the Trustee entered into the Eleventh Supplemental Indenture with respect to the 2021 Notes Indenture (the “Eleventh Supplemental Indenture”) and the Second Supplemental Indenture with respect to the 2023 Notes Indenture (the “Second Supplemental Indenture”), giving effect to the Proposed Amendments.

The Proposed Amendments delete in their entirety the following covenants from the applicable 2021 Notes Indenture with respect to the 2021 Notes:

Indenture	Section Reference	Section Title
Base 2021 Notes Indenture	Section 4.05	Restrictions on the Activities of the Parent Guarantor
Base 2021 Notes Indenture	Section 5.01	When Company and Parent Guarantor May Merge, Etc.
Base 2021 Notes Indenture	Section 6.03	Reports by the Company
Base 2021 Notes Indenture	Section 7.01(c)	Events of Default
Base 2021 Notes Indenture	Section 7.01(d)	Events of Default
Base 2021 Notes Indenture	Section 7.01(e)	Events of Default
Fifth Supplemental Indenture	Section 4.01	Redemption Upon Change of Control
Fifth Supplemental Indenture	Section 5.01	Limitation on Liens
Fifth Supplemental Indenture	Section 5.02	Limitation on Subsidiary Debt
Fifth Supplemental Indenture	Section 5.03	Limitation on Sale and Leaseback

In addition, the Proposed Amendments amend Section 3.02 of the Base 2021 Notes Indenture (“Notice of Redemption; Partial Redemptions”), which describe provisions for notices related to the redemption of the 2021 Notes, to reduce redemption notice periods to three business days.

The Proposed Amendments delete in their entirety the following covenants from the 2023 Notes Indenture with respect to the 2023 Notes:

Section Reference	Section Title
Section 4.06	Limitation on Liens
Section 4.07	Limitation on Subsidiary Debt
Section 4.08	Limitation on Sale and Leaseback Transactions
Section 4.09	Limitation on Notes Collateral Asset Sales
Section 4.10	Restrictions on Activities of the Guarantor
Section 4.11	SEC Reports and Reports to Holders
Section 4.12	Repurchase of Notes Upon a Change of Control
Section 4.14	No Impairment of Security Interests
Article 5	Consolidation, Merger or Sale of Assets
Section 6.01(c)	Events of Default
Section 6.01(d)	Events of Default
Section 6.01(e)	Events of Default
Article 11	Security Arrangements

In addition, the Proposed Amendments amend Section 3.03 of the Base 2023 Notes Indenture (“Method and Effect of Redemption”), which describes provisions for notices related to the redemption of the 2023 Notes, to reduce redemption notice periods to three business days.

The foregoing descriptions of the Eleventh Supplemental Indenture and the Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Eleventh Supplemental Indenture and the Second Supplemental Indenture, respectively, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

Effective as of March 13, 2020, all amounts outstanding under that certain Second Amended and Restated Loan and Security Agreement, dated as of September 13, 2017, by and among AK Steel, as borrower, the borrowing base guarantors from time to time party thereto, certain financial institutions from time to time party thereto (the “Lenders”) and Bank of America, N.A., acting as agent for the Lenders (as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April 26, 2019, the “Credit Agreement”) were repaid, and the Credit Agreement, including any commitments thereunder, was terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, which is incorporated herein by reference, on March 13, 2020 the Merger was completed pursuant to the terms and conditions of the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), pursuant to the Merger Agreement, each share of common stock, par value $0.01 per share, of the Company (the “Company Shares”) issued and outstanding immediately prior to the Effective Time (other than restricted Company Shares and any Company Shares owned by Cliffs, Merger Sub or the Company and not held on behalf of third parties) was converted into the right to receive 0.400 (the “Exchange Ratio”) of a fully paid and nonassessable share of common stock, par value $0.125 per share, of Cliffs (the “Cliffs Shares”).

At the Effective Time, (i) all Company restricted stock units and Company restricted shares outstanding as of immediately prior to the Effective Time were automatically converted into restricted stock units or restricted shares, as applicable, denominated in Cliffs Shares based on the Exchange Ratio, (ii) all Company performance share awards outstanding as of immediately prior to the Effective Time were automatically converted into performance share awards denominated in Cliffs Shares based on the Exchange Ratio and the number of Company Shares that would have been earned pursuant to such Company performance share awards for achievement of target performance, with the performance goals under such awards having been adjusted as mutually agreed by the Company and Cliffs prior to the Effective Time to account for the transaction, and (iii) all Company options outstanding as of immediately prior to the Effective Time were automatically converted into options to acquire a number of Cliffs Shares determined based on the Exchange Ratio (with the exercise price applicable to the Company options being adjusted based on the Exchange Ratio). Aside from the foregoing adjustments, the awards remain subject to the same terms and conditions, including vesting. Prior to the closing of the transactions contemplated by the Merger Agreement (the “Closing”), holders of options granted under certain of the Company’s legacy stock incentive plans had the opportunity to elect to have their options cancelled in exchange for a cash amount (without interest) calculated pursuant to the Merger Agreement in lieu of having their options converted into options to acquire Cliffs Shares.

The description of the Merger and the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2019 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 13, 2020, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger, and requested that the NYSE (i) suspend trading of the Company Shares on the NYSE prior to the open of trading on March 13, 2020, (ii) withdraw from listing on the NYSE the Company Shares and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to report that the Company Shares are no longer listed on the NYSE and to apply for the deregistration of the Company Shares under Section 12(b) of the Exchange Act. As a result, the Company Shares, which previously traded under the symbol “AKS,” ceased to be traded on the NYSE prior to the open of trading on March 13, 2020.

In addition, the Company intends to file a certification on Form 15 with the SEC to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information contained in the Introductory Note, Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time on March 13, 2020, a change in control of the Company occurred and the Company became a direct, wholly owned subsidiary of Cliffs.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Following the Closing, Keith A. Koci, Terry G. Fedor, and Clifford T. Smith became all of the directors of the Company, with each such director to hold office until his or her respective successor is duly elected and qualified in accordance with the Company’s organizational documents. As a result of the Merger, Ralph S. Michael, III, Dennis C. Cuneo, Sheri H. Edison, Mark G. Essig, William K. Gerber, Gregory B. Kenny, Roger K. Newport, Dwayne A. Wilson, Vicente Wright and Arlene M. Yocum ceased to be directors of the Company.

As of the Effective Time, each of the Company’s executive officers as of immediately prior to the Effective Time ceased to be officers of the Company. Following the Closing, each of the following individuals became the executive officers of the Company, in each case to hold the positions set forth below and serve until their respective successors have been duly elected and qualified:

Clifford T. Smith	President and Chief Operating Officer
Terry G. Fedor	Executive Vice President, Chief Operating Officer, Steel Mills
R. Christopher Cebula	Vice President, Controller and Chief Accounting Officer
Celso L. Goncalves, Jr.	Vice President, Treasurer

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective as of the Effective Time, each of the certificate of incorporation and the bylaws of the Company was amended and restated in its entirety. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*

Agreement and Plan of Merger, dated as of December 2, 2019, by and among AK Steel Holding Corporation, Cleveland-Cliffs Inc. and Pepper Merger Sub Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on December 4, 2019).

3.1	Amended and Restated Certificate of Incorporation of AK Steel Holding Corporation.

3.2	Second Amended and Restated Bylaws of AK Steel Holding Corporation.

4.1	Eleventh Supplemental Indenture, dated March 11, 2020, between AK Steel Corporation and U.S. Bank National Association.

4.2	Second Supplemental Indenture, dated March 11, 2020, between AK Steel Corporation and U.S. Bank National Association.

104	Cover Page Interactive Data File (embedded as Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. AK Steel Holding Corporation hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ James D. Graham
Name: James D. Graham
Title: Vice President, General Counsel and Corporate Secretary

Date:	March 13, 2020